UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 16, 2017

IEH Corporation
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-5278

New York	13-5549348
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

140 58th Street, Suite 8E
Brooklyn, New York 11220
(Address and zip code of principal executive offices)

(718) 492-4440
(Registrant's telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant.

On November 16, 2017, the shareholders of IEH Corporation (the “Company”) ratified the engagement of Manuel Reina CPA as the Company’s new independent registered public accounting firm for the Company’s fiscal year ending March 30, 2018. Prior to his engagement, Mr. Reina had been associated with the Company’s prior independent registered public accounting firm, Jerome Rosenberg CPA, P.C., and performed auditing and tax services with respect to the Company.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2017 Annual Meeting of Shareholders on November 16, 2017 at the offices of Becker & Poliakoff, LLP, the Company’s outside general counsel in New York, New York. The results of the matters voted on by the shareholders are set forth below. Only shareholders of record as of the close of business on October 12, 2017 were entitled to vote at the 2017 Annual Meeting. As of the record date, 2,303,468 shares of common stock of the Company were issued and outstanding and entitled to vote at the 2017 Annual Meeting. At the 2017 Annual Meeting, 2,157,530 shares of common stock of the Company were represented, in person or by proxy, constituting a quorum.

The proposals presented to the Company’s shareholders at the 2017 Annual Meeting are described in detail in the Company’s Proxy Statement. The final results for the votes regarding each proposal are set forth below.

Proposal 1 – Election of three Class II directors nominated by the Board to serve until the Company’s 2019 Annual Meeting and until their respective successors are duly elected and qualified

The three nominees who received the highest number of votes (all of the below individuals) were elected to the board of directors to hold office for a two-year term and until their respective successors are elected and qualified. The shareholders voted to elect the following three directors by the votes indicated below:

Nominee	For	Withheld	Broker Non-Votes

David Offerman	1,593,272	67,955	496,303

Gerald E. Chafetz	1,264,804	397,143	496,303

Allen Gottlieb	1,243,987	417,240	496,303

Proposal 2 – Advisory Vote on the Compensation of the Company’s Named Executive Officers

The shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K and contained in the Company’s Proxy Statement, by the following votes:

For	Against	Abstain	Broker Non-Votes
1,502,383	88,406	70,438	496,303

Proposal 3 – Ratification of Selection of Independent Registered Public Accounting Firm

The shareholders voted to ratify the selection of Manuel Reina, CPA, as the Company’s independent registered public accounting firm for the fiscal year ending March 30, 2018, by the following votes:

For	Against	Abstain
2,016,143	1	141,386

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IEH Corporation

By: /s/ Robert Knoth
Name: Robert Knoth
Title: Chief Financial Officer
Date: November 24, 2017

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